UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 9, 2019

EQM Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35574	37-1661577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number.)

2200 Energy Drive, Canonsburg, Pennsylvania 15317

(Address of principal executive offices, including zip code)

(724) 271-7600

(Registrant’s telephone number, including area code)

625 Liberty Avenue, Suite 2000, Pittsburgh, Pennsylvania 15222

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	EQM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 9, 2019, the board of directors of EQGP Services, LLC, a Delaware limited liability company and the general partner (the General Partner) of EQM Midstream Partners, LP, a Delaware limited partnership (EQM), approved the change of EQM’s principal office location from 625 Liberty Avenue, Suite 2000, Pittsburgh, Pennsylvania 15222 to 2200 Energy Drive, Canonsburg, Pennsylvania 15317 and adopted the (i) First Amendment (“Amendment”) to Fourth Amended and Restated Agreement of Limited Partnership of EQM to reflect the change of EQM’s principal office location, and (ii) Amended and Restated Certificate of Limited Partnership (the A&R Certificate) of EQM to reflect (consistent with the action of the sole member of the General Partner discussed in the following paragraph) the change of the principal office location of the General Partner.

Also on October 9, 2019, the sole member of the General Partner approved the change of the General Partner’s principal office location from 625 Liberty Avenue, Suite 2000, Pittsburgh, Pennsylvania 15222 to 2200 Energy Drive, Canonsburg, Pennsylvania 15317 and adopted the Second Amendment (the GP LLCA Amendment) to Second Amended and Restated Limited Liability Company Agreement of the General Partner to reflect the change of the General Partner’s principal office location.

This summary is qualified in its entirety by reference to the Amendment, A&R Certificate and GP LLCA Amendment, copies of which are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	First Amendment to Fourth Amended and Restated Agreement of EQM Midstream Partners, LP, dated October 9, 2019.
3.2	Amended and Restated Certificate of Limited Partnership of EQM Midstream Partners, LP, dated October 9, 2019.
3.3	Second Amendment to Second Amended and Restated Limited Liability Company Agreement of EQGP Services, LLC, dated October 9, 2019.
104.1	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQM MIDSTREAM PARTNERS, LP

	By:	EQGP Services, LLC,
its general partner

Date: October 10, 2019	By:	/s/ Kirk R. Oliver
	Name:	Kirk R. Oliver
	Title	Senior Vice President and Chief Financial Officer